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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 15, 1997


                         First Union Direct Bank, N.A.
    (Successor to the First Union National Bank of Georgia as Originator
                of the First Union Master Credit Card Trust)
    ---------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                United States                                   33-98546                              56-2017017
----------------------------------------------          -------------------------       ------------------------------------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)        (IRS Employer Identification Number)

                 600 Broad Street
                 Augusta, Georgia                                                30903
---------------------------------------------                                ------------
(Address of Principal Executive Office)                                       (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                     N/A
        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of November 1997 was delivered to Certificateholders on December 15, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of November 1997 was delivered to Certificateholders on December 22, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the December 15, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the December 22, 1997 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of November 1997.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       FIRST UNION DIRECT BANK, N.A.,
                                       on behalf of the First Union
                                       Master Credit Card Trust


                                       By:     /s/ James H. Gilbraith II
                                           ------------------------------------
                                          Name:         James H. Gilbraith II
                                          Title:        Vice President and
                                                        Managing Director





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                                 EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the December 15, 1997 Distribution Date.

Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the December 22, 1997 Distribution Date.

Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of November 1997.





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